EXHIBIT 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


      As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statements (SEC File No. 333-08249, 333-08251, 333-08257,
333-08303, 333-11492, 333-30854, 333-30856, 333-30926, 333-36785, 333-37420,
333-64325, 333-66903, 333-70947, and 333-70951).

                                                /s/ ARTHUR ANDERSEN LLP

San Antonio, Texas
December 21, 2000